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                                                                  EXHIBIT 23.01




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-26851, 333-33355, 333-59827, 333-81317 and
333-95853.

/s/ Arthur Andersen LLP

Melville, New York
March 29, 2000